UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2020

Blue Dolphin Energy Company

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15905 (Commission File Number)	73-1268729 (IRS Employer Identification No.)

801 Travis Street, Suite 2100

Houston, Texas 77002

(Address of principal executive office and zip code)

(713) 568-4725

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

As previously reported, on May 3, 2019, Pilot Travel Centers LLC, a Delaware limited liability company (“Lender”), entered into a Line of Credit, Guarantee and Security Agreement (as amended to date, the “Credit Agreement”) with Nixon Product Storage, LLC, a Delaware limited liability company (“Borrower”), Lazarus Refining & Marketing, LLC, a Delaware limited liability company (“LRM” and, together with the Borrower, the “Grantors”), Lazarus Energy LLC, a Delaware limited liability company (“LE”), Blue Dolphin Energy Company, a Delaware corporation (“Blue Dolphin” or “Pledgor”, and Grantors and LE being wholly-owned subsidiaries of Blue Dolphin), and Lazarus Energy Holdings LLC, a Delaware limited liability company (“LEH,” together with LE, Pledgor and Grantors, the “Guarantors”), whereby Lender agreed to extend a line of credit to Borrower in an aggregate principal amount of $13.0 million. The Credit Agreement had a maturity date of May 3, 2020 (the “Maturity Date”). The Credit Agreement provides for an interest rate of twelve percent (12%) per annum, payable monthly. Upon the occurrence of an Event of Default, as defined in the Credit Agreement, the interest rate payable shall increase to fourteen percent (14%) per annum (the “Default Rate”).

On May 4, 2020, Borrower and Guarantors received a notice of default and election to accelerate (the “Notice”) from Lender informing Guarantors that the Credit Agreement was in default because the Borrower had not paid Lender all interest accrued and unpaid thereon and all other amounts owing and payable under the Credit Agreement by May 4, 2020, which constitutes an Event of Default under Section 9 of the Credit Agreement. Accordingly, the Lender has elected to accelerate the amount due under the Credit Agreement, pursuant to Section 10 of the Credit Amendment. The Lender has demanded the immediate payment of $11,054,017, which includes accrued and unpaid interest.

The Borrower and Guarantors are attempting to reach a negotiated settlement with Pilot., and Pilot hopes to continue to work with the Borrower to settle its obligations under the Credit Agreement. Further, the Borrower and Guarantors are working with a lender on the possible refinance of amounts owing and payable under the Credit Agreement.

Remainder of Page Intentionally Left Blank

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Dolphin Energy Company

Date: May 8, 2020	By:	/s/ JONATHAN P. CARROLL
Jonathan P. Carroll
Chief Executive Officer, President, Assistant Treasurer and Secretary (Principal Executive and Financial Officer)